Exhibit 10.3.3
                                                               EXECUTION VERSION

                 AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT,
                               CONSENT AND WAIVER

      THIS AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT, CONSENT AND WAIVER (this "AMENDMENT NO. 2"), dated as of June 27, 2005, among ATLAS AIR, INC., a Delaware corporation ("ATLAS AIR"), POLAR AIR CARGO, INC., a California corporation ("POLAR", and together with Atlas Air, each individually, a "BORROWER" and collectively, "BORROWERS"), ATLAS AIR WORLDWIDE HOLDINGS, INC., a Delaware corporation ("ATLAS HOLDINGS"), and AIRLINE ACQUISITION CORP I, a
Delaware corporation (together with Atlas Holdings, each individually, a "GUARANTOR" and collectively, "GUARANTORS"), WACHOVIA BANK, NATIONAL ASSOCIATION, successor by merger to Congress Financial Corporation, a national banking association, in its capacity as agent acting for and on behalf of the parties to the Loan Agreement (as hereinafter defined) as lenders (in such capacity, "AGENT"), and the parties to the Loan Agreement as lenders (each individually a "LENDER" and collectively, "LENDERS"). Unless otherwise defined herein, all capitalized terms used herein and defined in the Loan Agreement referred to below are used herein as therein defined.

                              W I T N E S S E T H:

      WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated November 30, 2004, by and among Agent, Lenders, Borrowers and Guarantors as amended hereby (as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "LOAN AGREEMENT", and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, as from time to time amended, modified, supplemented, extended, renewed, restated, or replaced, collectively, the "FINANCING AGREEMENTS");

      WHEREAS, in connection with the Loan Agreement, Polar executed and delivered to the Agent that certain Aircraft Engines Security Agreement dated as of November 30, 2004 (the "POLAR SECURITY AGREEMENT"), relating to, among other things, thirteen (13) General Electric model CF6-50E2 aircraft engines (the "GE ENGINES") and sixteen (16) Pratt & Whitney model JT9D aircraft engines;

      WHEREAS, the GE Engines are owned by Atlas Air and not Polar;

      WHEREAS, the GE Engines were inadvertently listed as assets of Polar and included on SCHEDULE I of the Polar Security Agreement;

      WHEREAS, Borrowers have requested that the two (2) GE Engines bearing manufacturer's serial numbers 517817 ("ENGINE 517817") and 530273 ("ENGINE 530273", and together with Engine 517817, the "REPLACED ENGINES") be substituted with two (2) General

Electric model CF6-50E2 aircraft engines bearing manufacturer's serial numbers 517658 and 517598 (the "SUBSTITUTE ENGINES") in accordance with SECTION 9.7(B)(IV) of the Loan Agreement;

      WHEREAS, on January 24, 2005, (i) Engine 517817, (ii) that certain Boeing model 747-212F airframe bearing manufacturer's serial number 21048 and FAA registration number N8O8MC, and (iii) those certain General Electric model CF6-50E2 aircraft engines bearing manufacturer's serial numbers 517814, 517943 and 455167 were damaged in an accident (collectively, the "DAMAGED AIRCRAFT");

      WHEREAS, Borrowers have requested that (i) the Agent and Polar release the GE Engines from the lien and security interest of the Polar Security Agreement and (ii) the Agent and Atlas Air enter into a new security agreement relating to the GE Engines, as modified by the replacement of the Replaced Engines with the Substitute Engines;

      WHEREAS, Borrowers have requested that the Lenders waive any Default or Event of Default that may arise under SECTION 10 of the Loan Agreement as a result of the inadvertent inclusion by Borrower of the GE Engines under the Polar Security Agreement rather than under a separate security agreement delivered by Atlas Air (the "SPECIFIED DEFAULT");

      WHEREAS, Borrowers have requested that the Agent and Lenders acknowledge, consent and agree that all insurance proceeds payable under the Settlement (as hereinafter defined) will be payable directly to Atlas Air, without joinder of Agent or Lenders; and

      WHEREAS, Borrowers have requested that Agent and Lenders agree to certain amendments to the Loan Agreement and Agent and Lenders are willing to so agree, subject to the terms and conditions contained herein;

      NOW, THEREFORE, in consideration of the foregoing, the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

NOW, THEREFORE, it is agreed:

A.    AMENDMENTS TO LOAN AGREEMENT.

      1. As used herein, the following term shall have the meaning given to them below, and the Loan Agreement and the other Financing Agreements are hereby amended to include, in addition and not in limitation, the following definition:

            "AMENDMENT NO. 2" shall mean that certain Amendment No. 2 to Loan and Security Agreement, Consent and Waiver dated as of June 27, 2005 by and among Agent, Lenders, Borrowers and Guarantors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.


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

      2. The definition of "Engines" set forth in SECTION 1.76 of the Loan Agreement is amended by deleting such definition in its entirety and replacing and restating such definition, in its entirety, as follows:

            "ENGINES" shall mean goods of a Borrower or Guarantor consisting of aircraft engines having the equivalent of 750 or more rated take off shaft horsepower and that are owned by a Borrower or Guarantor and used in connection with the operation of its Aircraft, whether now owned or hereafter acquired and wherever located; PROVIDED, HOWEVER, "Engines" shall not mean those certain General Electric model CF6-50E2 aircraft engines bearing manufacturer's serial numbers 517817, 517814, 517943 and 455167.

      3. The definition of "Equipment" set forth in SECTION 1.78 of the Loan Agreement is amended by deleting such definition in its entirety and replacing and restating such definition, in its entirety, as follows:

            "EQUIPMENT"  shall mean, as to each Borrower and  Guarantor,  all of such Borrower's and Guarantor's now owned and hereafter acquired equipment, wherever located, including machinery, data processing and computer equipment (whether now owned or licensed and including embedded software), Aircraft, Engines, flight simulators, Spare Parts, vehicles, tools, furniture, fixtures, all attachments, accessions and property now or hereafter affixed thereto or used in connection therewith, and substitutions and replacements thereof, wherever located; PROVIDED, HOWEVER, "Equipment" shall not mean (i) that certain Boeing model 747-21 2F airframe bearing manufacturer's serial number 21048 and FAA registration number N8O8MC, or (ii) those certain General Electric model CF6-50E2 aircraft engines bearing manufacturer's serial numbers 517817, 517814, 517943 and 455167.

      B. ATLAS SECURITY AGREEMENT AND PARTIAL RELEASE

            1. Concurrently with the delivery of this Amendment No. 2, Atlas Air and Agent, as Secured Party, shall duly execute and deliver that certain Aircraft Engines Security Agreement in the form attached hereto as EXHIBIT A covering the GE Engines, reflecting the replacement of the Replaced Engines with the Substitute Engines (the "ATLAS SECURITY AGREEMENT"), to be filed and recorded with the FAA as appropriate to effect the perfection of the first priority security interest of Agent, for the benefit of the Lenders, with respect to the Collateral subject thereto.

            2. Concurrently with the delivery of this Amendment No. 2, Agent, as Secured Party, shall duly execute and deliver that certain FAA Partial Release in the form attached hereto as EXHIBIT B, which shall have the effect of releasing the GE Engines from the security interest and lien of the Polar Security Agreement (the "RELEASE").


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

      C. CONSENT AND WAIVER

            1. The  Lenders  hereby  acknowledge,  consent  and  agree  that all insurance proceeds payable under the compromise and settlement (the "SETTLEMENT") entered into by Atlas Air with its insurance carrier relating to certain claims and casualty losses including, among other things, claims for the damage to the Damaged Aircraft as set forth in that certain letter dated April 6, 2005 from Atlas Holdings to Willis Global Aviation, a copy of which is attached hereto as EXHIBIT C, will be payable directly and solely to Atlas Air, without joinder of Agent or Lenders.

            2. Subject to the satisfaction of the agreements set forth herein, and in accordance with SECTION 11.3 of the Loan Agreement, the Agent and the Lenders hereby waive any Default or Event of Default that may arise from the Specified Default; PROVIDED, HOWEVER, that such waiver shall be effective only in the specific instance and for the specific purpose set forth herein and does not allow for any other or further departure from the terms and conditions of the Financing Agreements, which terms and conditions shall remain in full force and effect. Without limiting the generality of the foregoing, it is understood and agreed that nothing in this Amendment No. 2 shall be deemed a waiver of any other Default or Event of Default whether known or unknown by the Lenders and whether now existing or hereafter arising.

      D. REPRESENTATIONS, WARRANTIES AND COVENANTS. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers and Guarantors to Agent and Lenders pursuant to the other Financing Agreements, each of Borrowers and Guarantors, jointly and severally, hereby represents, warrants and covenants with and to Agent and Lenders as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

            1. This Amendment No. 2 has been duly authorized, executed and delivered by all necessary corporate action on the part of each Borrower and Guarantor which is a party hereto, and is in full force and effect as of the date hereof, and the agreements and obligations of Borrowers and Guarantors contained herein constitute legal, valid and binding obligations of Borrowers and Guarantors enforceable against them in accordance with their terms.

            2. All of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements, each as amended or modified as contemplated hereby, are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

            3. After giving effect to the waiver set forth in SECTION C above, no Default or Event of Default shall exist or have occurred and be continuing on the date hereof.

            4. All necessary actions and proceedings required by the Financing Agreements in connection with this Amendment No. 2, applicable law or regulation and the transactions contemplated thereby have been duly and validly taken in accordance with the terms thereof, and all required consents thereto under any agreement, document or instrument to


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

which Borrowers and Guarantors are a party, and all applicable consents or approvals of governmental authorities, have been obtained.

      E. CONDITIONS PRECEDENT. The effectiveness of the amendments contained herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent:

            1. Agent shall have received, as of the date hereof, this Amendment No. 2, duly authorized, executed, and delivered by the parties hereto.

            2. Agent shall have received, as of the date hereof, the Atlas Security Agreement, duly authorized, executed, and delivered by the parties thereto.

            3. Agent shall have received, as of the date hereof, a legal opinion of Crowe and Dunlevy, P.C., FAA counsel to the Borrowers, in form and substance satisfactory to Agent.

            4. after giving effect to the waiver set forth in SECTION C above, no Default or Event of Default shall exist or have occurred and be continuing on the date hereof.

      F. EFFECT OF THIS AMENDMENT NO. 2. This Amendment No. 2 constitutes the entire agreement of the parties with respect to the subject matter hereof and thereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof and thereof. Except as expressly amended pursuant hereto and except for the agreements expressly contained herein, no other changes or modifications or waivers to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements are inconsistent with the provisions of this Amendment No. 2, the provisions of this Amendment No. 2 shall control.

      G. GOVERNING LAW. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York).

      H. BINDING EFFECT. This Amendment No. 2 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

      I. COUNTERPARTS. This Amendment No. 2 may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment No, 2, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment No. 2 by telecopier shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 2. Any party delivering an executed counterpart of this Amendment No. 2 by telecopier also shall deliver an original executed counterpart of this Amendment No. 2, but the failure to deliver an original


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

executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment No. 2 as to such party or any other party.

      J. FURTHER ASSURANCES. The parties hereto agree to promptly take such action, upon the reasonable request of the Agent or the Lenders as is reasonably necessary to carry out the intent of this Amendment No. 2.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                           SIGNATURE PAGES TO FOLLOW.


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

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to Loan and Security Agreement, Consent and Waiver to be duly executed and delivered by their authorized officers as of the day and year first above written.

AGENT:                                         BORROWERS:

WACHOVIA BANK, NATIONAL                        ATLAS AIR, INC.
ASSOCIATION,
as successor by merger to Congress Financial   By: /s/ Dorinda Pannozzo
Corporation, as Agent                              -----------------------------
                                               Title: Assistant Treasurer
By: /s/ Dave Luce                                     --------------------------
    -------------------------------
Title: VICE PRESIDENT                          POLAR AIR CARGO, INC.
       ----------------------------
                                               By: /s/ William C. Bradley
                                                   -----------------------------
                                               Title: Vice President & Treasurer
                                                      --------------------------

LENDERS:                                       GUARTANTORS:

WACHOVIA BANK, NATIONAL                        ATLAS AIR WORLDWIDE
ASSOCIATION,                                   HOLDINGS, INC.
as successor by merger to Congress Financial
Corporation, as Agent                          By: /s/ William C. Bradley
                                                   -----------------------------
By: /s/ Dave Luce                              Title: Vice President & Treasurer
    -------------------------------                   --------------------------
Title: VICE PRESIDENT
       ----------------------------
                                               AIRLINE ACQUISITION CORP I

                                               By: /s/ William C. Bradley
                                                   -----------------------------
                                               Title: Vice President & Treasurer
                                                      --------------------------